                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 22, 2005

                                 LCA-VISION INC.
             (Exact name of registrant as specified in its charter)


          Delaware                  0-27610                11-2882328
(State or Other Jurisdiction      (Commission            (IRS Employer
      of Incorporation)           File Number)        Identification No.)



                  7840 Montgomery Road, Cincinnati, Ohio         45236
               (Address of Principal Executive Offices)         (Zip Code)

Registrant's telephone number, including area code:  (513) 792-9292

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     [ ] Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)
     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)
     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))
     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On February 22, 2005, the Company's Board of Directors adopted an Executive Cash Bonus Plan (the "Plan") establishing criteria for the payment of annual bonuses to the Company's named executive officers and such other additional employees as may be selected by the Compensation Committee of the Board from time to time. The Plan will first apply to bonuses paid in respect of calendar year 2005. A copy of the Plan is attached to this Report as Exhibit 10.1 and is incorporated herein by reference in response to the requirements of this Item 1.01.

Also on February 22, 2005, the Compensation Committee approved bonuses to the named executive officers in respect of 2004 and set, or confirmed previously set, base salaries for 2005. This information is contained in Exhibit 10.2 to this Report and also is incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.


10.1 Executive Cash Bonus Plan
10.2 Named Executive Officer Compensation Information











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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            LCA-VISION INC.


                                            /s/ Alan H. Buckey
                                            ------------------------------------
                                            Alan H. Buckey
                                            Executive Vice President/Finance and
                                            Chief Financial Officer

Date: February 25, 2005